UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 3, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 3, 2019, Novelion Therapeutics Inc. (the “Company”) received a written notice from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the requirement for continued listing on the Nasdaq Global Select Market to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000, as set forth in Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Notice”). Based upon Nasdaq’s review of the Company’s MVPHS for the 30 consecutive business days prior to the receipt of the MVPHS Notice, the Company no longer meets the MVPHS requirement.

Also on July 3, 2019, the Company received a second written notice from Nasdaq indicating that the Company is not in compliance with the requirement for continued listing on the Nasdaq Global Select Market to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Notice”). Based upon the closing bid price for the 30 consecutive business days prior to the receipt of the Minimum Bid Price Notice, the Company no longer meets the minimum bid price requirement.

Neither the MVPHS Notice nor the Minimum Bid Price Notice will impact the Company’s listing on the Nasdaq Global Select Market at this time. The MVPHS Notice and the Minimum Bid Price Notice each provides that the Company has 180 calendar days (the “Compliance Period”), i.e., until December 30, 2019, to regain compliance with Nasdaq Listing Rule 5450(b)(3)(C) and 5450(a)(1), respectively. To regain compliance with Nasdaq Listing Rule 5450(b)(3)(C), the Company’s MVPHS must close at $15,000,000 or more for a minimum of ten consecutive business days prior to the expiration of the Compliance Period. To regain compliance with Nasdaq Listing Rule 5450(a)(1), the bid price of the Company’s common stock must have a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days prior to the expiration of the Compliance Period.

The Company, by filing this Form 8-K, discloses its receipt of the MVPHS Notice and the Minimum Bid Price Notice from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Benjamin Harshbarger
	Name:	Benjamin Harshbarger
	Title:	Interim Chief Executive Officer

Date: July 5, 2019

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